Registration No. 333-_______
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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------

                       WORLD WRESTLING ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                                         04-2693383
(State or other jurisdiction of incorporation or organization)          (I.R.S.Employer Identification No.)

           1241 EAST MAIN STREET
           STAMFORD, CONNECTICUT                                                       06902
         (Address of principal executive offices)                                    (Zip Code)


        WORLD WRESTLING ENTERTAINMENT, INC., EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                EDWARD L. KAUFMAN
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       WORLD WRESTLING ENTERTAINMENT, INC.
                              1241 EAST MAIN STREET
                           STAMFORD, CONNECTICUT 06902
                     (Name and address of agent for service)

                                 (203) 352-8600
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

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

=======================================================================================================================
           TITLE OF                                    PROPOSED MAXIMUM       PROPOSED MAXIMUM             AMOUNT OF
          SECURITIES               AMOUNT TO BE         OFFERING PRICE            AGGREGATE               REGISTRATION
       TO BE REGISTERED           REGISTERED(1)          PER SHARE(2)          OFFERING PRICE                 FEE

-----------------------------------------------------------------------------------------------------------------------

Class A Common Stock, par           2,000,000               $11.47               $22,940,000              $2,110.48
value $.01 per share

=======================================================================================================================


         (1) This Registration Statement also registers additional securities to be offered or issued upon adjustment or changes made to the registered securities by reason of any stock splits, stock dividends or similar transactions as permitted by Rule 416(a) and Rule 416(b) under the Securities Act of 1933, as amended (the "Securities Act").

         (2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c). The fee is calculated on the basis of the average of the high and low sale prices for the Registrant's Class A Common Stock reported on the New York Stock Exchange on July 11, 2002.
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








                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), are incorporated by reference into this Registration Statement: (i) Annual Report on Form 10-K for the fiscal year ended April 20, 2001; (ii) Quarterly Reports on Form 10-Q for the fiscal quarters ended July 27, 2001, October 26, 2001 and January 25, 2002; (iii) Proxy Statement dated August 17, 2001; and (iv) the description of our Class A common stock contained in our Registration Statements on Form 8-A filed October 14, 1999 and September 22, 2000.

     All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this
Registration Statement shall be deemed to be a part of this Registration Statement from the date of filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement or by any document which constitutes part of the prospectus relating to the World Wrestling Entertainment, Inc. Employee Stock Purchase Plan meeting the requirements of Section 10(a) of the Securities Act.

ITEM 4. DESCRIPTION OF SECURITIES.

     The class of securities to be offered under this Registration Statement is registered under Section 12 of the Exchange Act.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 102(b)(7) of the General Corporation Law of the State of Delaware (the "DGCL") permits a corporation, in its certificate of incorporation, to limit or eliminate the liability of directors to the corporation or its stockholders for monetary damages for breaches of fiduciary duty, except for liability (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for the unlawful payment of a dividend or an unlawful stock purchase or redemption under
Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit. The Registrant's amended and restated certificate of incorporation contains the following provision regarding the elimination of liability for its directors:

          The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented. Without limiting



                                     II - 1
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     the generality of the foregoing,  no director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     Under Section 145 of the DGCL, a corporation has the power to indemnify directors and officers under certain circumstances, subject to certain limitations, against specified costs and expenses actually and reasonably incurred in connection with an action, suit or proceeding, whether civil, criminal, administrative or investigative. The Registrant's amended and restated certificate of incorporation contains a provision that the Registrant indemnify any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person.

     Article VI of the Registrant's amended and restated by-laws contains similar provisions and permits the Registrant to maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability under the provisions of the
Registrant's amended and restated by-laws. The Registrant has purchased directors' and officers' liability insurance covering certain liabilities which may be incurred by the officers and directors of the Registrant in connection with the performance of their duties.


ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     None.


ITEM 8. EXHIBITS.

     The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:



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



      EXHIBIT NO.                                 DESCRIPTION

         4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit
                           3.2 to the  Registrant's  Registration  Statement  on
                           Form S-1, originally filed on August 3, 1999, as amended on September 10, 1999, September 22, 1999,
                           October 13, 1999 and October 15, 1999 (File No. 333-84327)).

         4.1(a) Amendment to Amended and Restated Certificate of Incorporation (filed herewith).

         4.2 Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, originally filed on August 3, 1999, as amended on September 10, 1999, September 22, 1999, October 13, 1999 and October 15, 1999 (File No. 333-84327)).

         4.2(a)            Amendment to   Amended   and Restated  By-Laws (filed
                           herewith)

         5.1               Opinion   of   Kirkpatrick   &   Lockhart  LLP (filed
                           herewith).

         23.1              Consent of Deloitte & Touche LLP (filed herewith).

         23.2 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

         24.1              Power  of   Attorney  (set  forth  on  the  signature
                           page of this  Registration Statement).


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ITEM 9. UNDERTAKINGS.

          (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers of sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     Provided, however, that Paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                      * * *

          (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such



                                     II - 4
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     indemnification  by it  is  against  public  policy  as  expressed  in  the
     Securities Act and will be governed by the final adjudication of such issue.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on July 12, 2002.

                                         WORLD WRESTLING ENTERTAINMENT, INC.


                                         By:  /s/  VINCENT K. MCMAHON
                                              ----------------------------------
                                              Vincent K. McMahon
                                              Chairman of the Board of Directors

     We,  the   undersigned   directors   and   officers   of  World   Wrestling
Entertainment, Inc., do hereby constitute and appoint Edward L. Kaufman and August J. Liguori, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act and any rules, regulations and requirements of the Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:

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            SIGNATURE                                   CAPACITY                                 DATE
            ---------                                   --------                                 ----

     /s/ Vincent K. Mcmahon                        Chairman of the Board of Directors         July 12, 2002
     ---------------------------------------
     Vincent K. McMahon


     /s/ Linda E. Mcmahon                          Chief Executive Officer (Principal         July 12, 2002
     ---------------------------------------       Executive Officer) and a Director
     Linda E. McMahon

     /s/ AUGUST J. LIGUORI                         Executive Vice President and Chief         July 12, 2002
     ---------------------------------------       Financial Officer (Principal Financial
     August J. Liguori                             Officer) and a Director


     /s/ Frank G. Serpe                            Senior Vice President-Finance and Chief    July 12, 2002
     ---------------------------------------       Accounting Officer (Principal Accounting
     Frank G. Serpe                                Officer)


     /s/                                           Director
     ---------------------------------------
     Lowell P. Weicker, Jr.



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            SIGNATURE                                   CAPACITY                                 DATE
            ---------                                   --------                                 ----


/s/ David Kenin                               Director                                         July 10, 2002
---------------------------------------
David Kenin

/s/ Joseph Perkins                            Director                                         July 12, 2002
---------------------------------------
Joseph Perkins

/s/ Michael B. Solomon                        Director                                         July 12, 2002
---------------------------------------
Michael B. Solomon




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




                                  EXHIBIT INDEX

        EXHIBIT NO.                         DESCRIPTION
        -----------                         -----------

            4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, originally filed on August 3, 1999, as amended on September 10, 1999, September 22, 1999, October 13, 1999 and October 15, 1999 (File No. 333-84327)).

           4.1(a)       Amendment  to  Amended  and   Restated   Certificat e of
                        Incorporation (filed herewith).

            4.2 Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, originally filed on August 3, 1999, as amended on September 10, 1999, September 22, 1999, October 13, 1999 and October 15, 1999 (File No. 333-84327).

           4.2(a)       Amendment to  Amended and   Restated   By-Laws    (filed
                        herewith).

            5.1 Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the shares being registered hereunder.

            23.1        Consent of Deloitte & Touche LLP.

            23.2 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

            24.1        Power of Attorney (set forth on the  signature   page of
                        this Registration Statement).





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